UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03450

Name of Fund: Merrill Lynch Focus Value Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Focus Value Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/05

Date of reporting period: 08/01/04 - 07/31/05

Item 1 - Report to Stockholders

                             Merrill Lynch
                             Focus Value Fund, Inc.

Annual Report
July 31, 2005

Merrill Lynch Focus Value Fund, Inc.

Portfolio Information as of July 31, 2005

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
LSI Logic Corp. ...................................................       5.3%
The Topps Co., Inc. ...............................................       4.5
Rowan Cos., Inc. ..................................................       3.9
Tyco International Ltd. ...........................................       3.7
International Paper Co. ...........................................       3.7
The St. Paul Travelers Cos., Inc. .................................       3.5
American International Group, Inc. ................................       3.5
The Bank of New York Co., Inc. ....................................       3.4
GlobalSantaFe Corp. ...............................................       3.3
Time Warner, Inc. .................................................       3.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
Asset Mix                                                            Investments
--------------------------------------------------------------------------------
Stocks ............................................................     87.3%
Bonds .............................................................      0.7
Other* ............................................................     12.0
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment ..........................      8.4%
Media .............................................................      8.2
Energy Equipment & Services .......................................      7.2
Capital Markets ...................................................      7.1
Insurance .........................................................      7.0
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005

A Letter From the President

Dear Shareholder

We have been referring to 2005 as a "muddle through" year for the financial markets, characterized by positive and negative crosscurrents that have conspired to create a fairly complicated investing environment. Amid these conditions, the major market benchmarks managed to post positive results for the current reporting period, as follows:

Total Returns as of July 31, 2005                                      6-month         12-month
===============================================================================================
U.S. equities (Standard & Poor's 500 Index)                             +5.45%          +14.05%
-----------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                            +9.58%          +24.78%
-----------------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)         +3.76%          +21.06%
-----------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                     +0.95%          + 4.79%
-----------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +1.48%          + 6.35%
-----------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)          +2.16%          +10.19%
-----------------------------------------------------------------------------------------------

On August 9, the Federal Reserve Board (the Fed) increased the federal funds rate for the tenth consecutive time since June 2004, bringing the target short-term interest rate to 3.5%. Just months ago, some observers felt that slowing global economic growth and subdued inflation might cause the Fed to end its monetary tightening campaign. Most recently, however, positive economic news (including a favorable employment report for July and resilient consumer spending) has prompted new concerns that the Fed may increase interest rates more than is necessary to moderate economic growth and keep inflation in check.

After ending 2004 in a strong rally, equity markets fell slightly into negative territory in the first half of 2005. July, however, brought the strongest monthly gain of the calendar year and helped to boost equity market returns for the current reporting period. Working in favor of equities have been surprisingly strong corporate earnings reports and low long-term bond yields. Conversely, continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks.

In the fixed income markets, the yield curve flattened considerably as short-term rates rose in concert with the Fed rate hikes and long-term bond yields fell. Over the past 12 months, the two-year Treasury yield rose 134 basis points (1.34%) to 4.02% while the 10-year Treasury yield declined 22 basis points to 4.28% -- making the spread between the two just 26 basis points. At period-end, the 10-year Treasury yield finally appeared to be on a slow upward trend after falling below 4% in June.

Financial markets are likely to face continued crosscurrents for the remainder of 2005. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Director


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005          3

A Discussion With Your Fund's Portfolio Managers

      The Fund provided positive returns amid a fairly volatile environment in which stock picking and risk management played important roles in generating performance.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended July 31, 2005, Merrill Lynch Focus Value Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +17.08%, +16.20%, +16.18%, +17.35% and +16.77%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) Fund performance exceeded the +14.05% return of the broad-market Standard & Poor's 500 Index, but lagged the +19.04% return of the Russell 1000 Value Index for the 12-month period. The Fund's comparable Lipper category of Multi-Cap Value Funds provided an average return of +17.55% for the same period. (Funds in this Lipper category invest in companies in a variety of market-capitalization ranges that are considered to be undervalued relative to a major unmanaged stock index.)

The past 12 months were a fairly volatile period for equities, as investors struggled to assess the fate of the economy and corporate earnings, and stock markets weathered the uncertainty. Prior to November 2004, the markets floundered in an effort to find direction amid the uncertainty of the impending presidential election. Following the incumbent party's victory, markets returned to business as usual and enjoyed a strong advance through the final weeks of 2004. The positive performance was driven by better-than-expected earnings growth as well as an extraordinary amount of corporate cash flow. The dynamics changed in January, as questions about how the markets might react to slower economic and corporate earnings growth in the new year caused equity markets to retreat through May. Conditions improved toward period-end in the midst of positive economic reports, staunch consumer spending and stronger-than-expected corporate earnings reports for the first half of 2005.

As investors evaluated whether the economy was embarking on a meaningful slowdown or a temporary pause, the Federal Reserve Board continued on a monetary tightening campaign that amounted to a 200 basis point (2%) increase in the federal funds rate over the past 12 months. Another 25 basis-point hike on August 9 brought the federal funds rate to 3.5%. Interest rate increases typically are not a positive for equities, and the ensuing volatility made stock picking extremely important during the fiscal year. Aside from energy (which benefited from record-high oil prices) and health care, no individual sectors offered significant returns.

What factors most influenced Fund performance?

The Fund's relative performance was helped by our investments in the information technology (IT) sector, particularly LSI Logic Corp., a manufacturer of semiconductors. Coming off a depressed valuation a year ago, LSI has introduced new products and recently welcomed a former Intel executive as chief executive officer. These events have had a positive effect on the stock price. Another strong performer in IT was Parametric Technology Corp., a software company that enjoyed a rebound in its business, which caused the stock price to rise accordingly.

Our investments in the energy sector continued to perform well in the context of ever-increasing oil prices. Our emphasis has been on the oil services subsector, including companies such as GlobalSantaFe Corp. and Rowan Cos., Inc. This served the portfolio well, as exploration and production companies have increased their exploration budgets in an environment where oil prices have risen well above $60 per barrel. In health care, our position in nursing home company Beverly Enterprises, Inc. benefited performance, as the company was the subject of a takeover offer from a private investment group.

Stock positions that detracted from performance included Unisys Corp., a computer services company that has been struggling through the negative effects of a few poorly priced contracts. Our investment in International Paper Co. also disappointed amid a difficult environment globally for paper demand. We are confident that with a recently announced restructuring, the company's asset values eventually will be realized.

Finally, shares of American International Group, Inc. and Tyco International, Ltd. negatively contributed to performance during the period. These and other large, multinational corporations have become large holdings in the portfolio given price weakness that occurred during the year. Despite the recent underperformance, we maintain a positive long-term outlook for these companies.

What changes were made to the portfolio during the year?

We continued to look for undervalued companies that we believe are selling at a discount to their intrinsic value and


4       MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005
have attractive long-term growth potential. As mentioned earlier, stock picking was paramount in an environment where no particular sector (outside of energy and health care) offered significantly positive returns and investor emotions produced bouts of short-term volatility and, thus, opportunities. So, while we did actively refresh the portfolio's individual investments, our overall sector exposures were little changed from last year.

Additions to the portfolio included Interpublic Group of Cos., Inc., a leading global advertising agency that is undergoing a turnaround after stumbling through the integration of a myriad of acquisitions. The current restructuring should result in profit margins more in line with its industry peers. We believe this earnings power, coupled with a strong balance sheet, a new management team and some of the most elite agencies in the industry, should tilt the risk/reward in favor of shareholders.

We also added The Gap, Inc., an international specialty retailer. We made our purchase as Gap shares were trading at a discount to the competition following a string of disappointing monthly comparable store sales. The company generates a substantial amount of free cash flow and has been aggressively buying back shares. We believe The Gap faces easy sales comparisons as the year progresses, and a gradual improvement in merchandise appeal should lead to improving profit margins in 2006.

Finally, we purchased shares of Tyco International, a diversified, global manufacturing company that is emerging from one of the largest corporate scandals ever. In our view, the businesses that remain should experience above-average growth, with exceptional cash-generating characteristics. We believe the substantial discount allocated to the shares by the market will narrow as company management continues to prune the portfolio of businesses and return capital to shareholders.

Among the most significant sales during the period were our positions in Grant Prideco, Inc. and Viacom Inc. Grant Prideco is an oil field services company that manufactures a full range of drill pipe and accessories. We purchased the stock at a time when demand for drilling rigs was somewhat depressed, which resulted in oversupply of drill pipe in customer inventories. Given the strength in energy-related equities, we sold our position when it approached our price target.

Viacom was sold when its inability to capitalize on the U.S. economic rebound became evident. Overcapacity in the media industry led to growth rates that lagged those of the economy in general. The deflated earnings potential coming out of the recession led to a lower valuation for the company. This prompted us to deploy the capital into other companies that appeared to offer greater potential.

How would you characterize the Fund's position at the close of the period?

Overall, 2005 has seen a slowdown from the robust economic growth rates experienced in the first part of 2004. For the balance of this year, we expect moderate growth in the economy and fairly subdued inflation, much like the environment in the mid-1990s. Thus, we would also expect the remainder of the year to be relatively good for large cap stocks, as investors become more confident that the economy is not entering a period of prolonged weakness, but instead is experiencing a transitional "pause that refreshes." At the same time, corporate balance sheets remain healthy and we believe excess cash flow will be deployed in shareholder-friendly ways.

Based on this scenario, the Fund remains more heavily weighted toward large-capitalization equities and in those companies that we believe will generate the most impressive free cash flow growth. Given that dividends are becoming a more important part of total return, we are also focused on stocks that are paying above-market dividend yields. At period-end, the Fund was still somewhat geared toward a recovering economy with overweight positions in capital goods, consumer discretionary (primarily media shares) and technology, a sector in which Corporate America has underinvested for the past five years. In our view, these same corporations that are generating the excess cash are likely to begin spending that money on much needed and much delayed technology upgrades. We remain underweight in financials, although within that sector we are overweight in capital markets-related companies and insurance and less focused on regional banks and those businesses that are more sensitive to interest rate changes. We also are underweight in utilities and neutral relative to our benchmark in energy, two groups that have done quite well and, therefore, represent limited value in our view.

Robert J. Martorelli
Senior Vice President and Co-Portfolio Manager

Kevin M. Rendino
Senior Vice President and Co-Portfolio Manager

August 15, 2005


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005          5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results

                                                 6-Month          12-Month          10-Year
As of July 31, 2005                            Total Return     Total Return     Total Return
=============================================================================================
ML Focus Value Fund, Inc. Class A Shares*         +5.77%           +17.08%          +185.34%
---------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class B Shares*         +5.36            +16.20           +168.27
---------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class C Shares*         +5.39            +16.18           +163.91
---------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class I Shares*         +5.86            +17.35           +192.44
---------------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class R Shares*         +5.59            +16.77           +179.95
---------------------------------------------------------------------------------------------
Russell 1000(R) Value Index**                     +6.60            +19.04           +209.61
---------------------------------------------------------------------------------------------
S&P 500(R) Index***                               +5.45            +14.05           +158.93
---------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
*** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Russell 1000 is a registered trademark of the Frank Russell Company.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Russell 1000 Value Index and the S&P 500 Index. Values are from July 1995 to July 2005:

                                     7/95       7/96       7/97       7/98       7/99
ML Focus Value Fund, Inc.+--
Class A Shares*                    $ 9,475    $ 9,901    $12,816    $14,187    $17,574

ML Focus Value Fund, Inc.+--
Class B Shares*                    $10,000    $10,367    $13,320    $14,630    $17,991

                                     7/00       7/01       7/02       7/03       7/04       7/05
ML Focus Value Fund, Inc.+--
Class A Shares*                    $19,819    $21,351    $16,428    $19,721    $23,091    $27,035

ML Focus Value Fund, Inc.+--
Class B Shares*                    $20,123    $21,513    $16,416    $19,570    $22,914    $26,827

                                     7/95       7/96       7/97       7/98       7/99
Russell 1000 Value
Index++                            $10,000    $11,589    $17,247    $20,301    $23,344

S&P 500 Index+++                   $10,000    $11,657    $17,734    $21,155    $25,428

                                     7/00       7/01       7/02       7/03       7/04       7/05
Russell 1000 Value
Index++                            $22,178    $24,116    $19,959    $22,103    $26,010    $30,961

S&P 500 Index+++                   $27,711    $23,740    $18,131    $20,060    $22,702    $25,893

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Focus Value Fund, Inc. invests in a diversified portfolio of equity and fixed income securities, including municipal securities, of issues in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers.
++ This unmanaged Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
+++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 7/31/05                              +17.08%           +10.93%
--------------------------------------------------------------------------------
Five Years Ended 7/31/05                            + 6.41            + 5.27
--------------------------------------------------------------------------------
Ten Years Ended 7/31/05                             +11.05            +10.46
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                     Return Without  Return With
                                                          CDSC          CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 7/31/05                                   +16.20%      +12.20%
--------------------------------------------------------------------------------
Five Years Ended 7/31/05                                 + 5.58       + 5.27
--------------------------------------------------------------------------------
Ten Years Ended 7/31/05                                  +10.37       +10.37
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005          7

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class C, Class I and Class R Shares compared to growth of an investment in the Russell 1000 Value Index and the S&P 500 Index. Values are from July 1995 to July 2005:

                                     7/95       7/96       7/97       7/98       7/99
ML Focus Value Fund, Inc.+--
Class C Shares*                    $10,000    $10,369    $13,313    $14,631    $17,988

ML Focus Value Fund, Inc.+--
Class I Shares*                    $ 9,475    $ 9,928    $12,885    $14,300    $17,753

ML Focus Value Fund, Inc.+--
Class R Shares*                    $10,000    $10,426    $13,464    $14,868    $18,367

                                     7/00       7/01       7/02       7/03       7/04       7/05
ML Focus Value Fund, Inc.+--
Class C Shares*                    $20,119    $21,508    $16,403    $19,560    $22,716    $26,391

ML Focus Value Fund, Inc.+--
Class I Shares*                    $20,067    $21,672    $16,699    $20,117    $23,612    $27,709

ML Focus Value Fund, Inc.+--
Class R Shares*                    $20,657    $22,199    $17,019    $20,546    $23,974    $27,995

                                     7/95       7/96       7/97       7/98       7/99
Russell 1000 Value
Index++                            $10,000    $11,589    $17,247    $20,301    $23,344

S&P 500 Index+++                   $10,000    $11,657    $17,734    $21,155    $25,428

                                     7/00       7/01       7/02       7/03       7/04       7/05
Russell 1000 Value
Index++                            $22,178    $24,116    $19,959    $22,103    $26,010    $30,961

S&P 500 Index+++                   $27,711    $23,740    $18,131    $20,060    $22,702    $25,893

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Focus Value Fund, Inc. invests in a diversified portfolio of equity and fixed income securities, including municipal securities, of issues in weak financial condition or experiencing poor operating results that management of the Fund believes are undervalued relative to management's assessment of the current or prospective condition of such issuers.
++ This unmanaged Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
+++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                     Return Without  Return With
                                                          CDSC          CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 7/31/05                                   +16.18%      +15.18%
--------------------------------------------------------------------------------
Five Years Ended 7/31/05                                 + 5.58       + 5.58
--------------------------------------------------------------------------------
Ten Years Ended 7/31/05                                  +10.19       +10.19
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming maximum sales charge.

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 7/31/05                              +17.35%           +11.19%
--------------------------------------------------------------------------------
Five Years Ended 7/31/05                            + 6.67            + 5.52
--------------------------------------------------------------------------------
Ten Years Ended 7/31/05                             +11.33            +10.73
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
Class R Shares                                                           Return
================================================================================
One Year Ended 7/31/05                                                   +16.77%
--------------------------------------------------------------------------------
Five Years Ended 7/31/05                                                 + 6.27
--------------------------------------------------------------------------------
Ten Years Ended 7/31/05                                                  +10.84
--------------------------------------------------------------------------------


8       MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on February 1, 2005 and held through July 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                            Expenses Paid
                                                        Beginning           Ending       During the Period*
                                                      Account Value      Account Value    February 1, 2005
                                                     February 1, 2005    July 31, 2005    to July 31, 2005
===========================================================================================================
Actual
===========================================================================================================
Class A                                                   $1,000           $1,057.70           $ 6.26
-----------------------------------------------------------------------------------------------------------
Class B                                                   $1,000           $1,053.60           $10.12
-----------------------------------------------------------------------------------------------------------
Class C                                                   $1,000           $1,053.90           $10.12
-----------------------------------------------------------------------------------------------------------
Class I                                                   $1,000           $1,058.60           $ 5.00
-----------------------------------------------------------------------------------------------------------
Class R                                                   $1,000           $1,055.90           $ 7.51
===========================================================================================================
Hypothetical (5% annual return before expenses)**
===========================================================================================================
Class A                                                   $1,000           $1,018.44           $ 6.14
-----------------------------------------------------------------------------------------------------------
Class B                                                   $1,000           $1,014.66           $ 9.93
-----------------------------------------------------------------------------------------------------------
Class C                                                   $1,000           $1,014.66           $ 9.93
-----------------------------------------------------------------------------------------------------------
Class I                                                   $1,000           $1,019.67           $ 4.90
-----------------------------------------------------------------------------------------------------------
Class R                                                   $1,000           $1,017.21           $ 7.37
-----------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.24% for Class A, 2.01% for Class B, 2.01% for Class C, .99% for Class I and 1.49% for Class R), multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005          9

Schedule of Investments

                                                   Shares
       Industry*    Common Stocks                    Held             Value
===============================================================================
Above-Average Yield--9.1%
-------------------------------------------------------------------------------
       Diversified Telecommunication
       Services--2.0%
       BellSouth Corp. (g)                        285,200          $  7,871,520
       ------------------------------------------------------------------------
       Metals & Mining--2.1%
       Freeport--McMoRan Copper &
           Gold, Inc. Class B (g)                 199,400             8,031,832
       ------------------------------------------------------------------------
       Pharmaceuticals--1.4%
       AstraZeneca Group Plc (b)                  119,900             5,448,256
       ------------------------------------------------------------------------
       Trading Companies &
       Distributors--2.5%
       UAP Holding Corp.                          490,330             9,512,402
       ------------------------------------------------------------------------
       Transportation Infrastructure--1.1%
       Macquarie Infrastructure Co. Trust         142,900             4,058,360
       ------------------------------------------------------------------------
       Total Above-Average Yield                                     34,922,370
       ========================================================================

===============================================================================
Discount to Assets--6.7%
-------------------------------------------------------------------------------
       Communications Equipment--0.9%
       3Com Corp. (c)                             873,700             3,180,268
       ------------------------------------------------------------------------
       Energy Equipment & Services--3.3%
       GlobalSantaFe Corp. (g)                    282,300            12,700,677
       ------------------------------------------------------------------------
       Media--2.5%
       Liberty Media Corp. Class A (c)          1,089,760             9,578,990
       ------------------------------------------------------------------------
       Total Discount to Assets                                      25,459,935
       ========================================================================

===============================================================================
Earnings Turnaround--49.7%
-------------------------------------------------------------------------------
       Aerospace & Defense--1.3%
       Goodrich Corp.                              68,200             3,017,168
       Honeywell International, Inc.               49,600             1,948,288
                                                                   ------------
                                                                      4,965,456
       ------------------------------------------------------------------------
       Beverages--1.5%
       Coca-Cola Enterprises, Inc.                238,600             5,607,100
       ------------------------------------------------------------------------
       Capital Markets--3.7%
       Mellon Financial Corp.                     200,700             6,113,322
       Morgan Stanley                             150,000             7,957,500
                                                                   ------------
                                                                     14,070,822
       ------------------------------------------------------------------------
       Communications Equipment--3.6%
       Extreme Networks (c)                       807,600             3,860,328
       Motorola, Inc.                             465,400             9,857,172
                                                                   ------------
                                                                     13,717,500
       ------------------------------------------------------------------------
       Computers & Peripherals--1.0%
       Seagate Technology                         195,000             3,777,150
       ------------------------------------------------------------------------
       Energy Equipment & Services--3.9%
       Rowan Cos., Inc.                           441,500            15,081,640
       ------------------------------------------------------------------------
       Food & Staples Retailing--4.5%
       The Topps Co., Inc.                      1,687,302            17,311,719
       ------------------------------------------------------------------------
       Oil, Gas & Consumable Fuels--2.5%
       Exxon Mobil Corp.                          164,100             9,640,875
       ------------------------------------------------------------------------
       Paper & Forest Products--3.7%
       International Paper Co. (g)                446,100            14,096,760
       ------------------------------------------------------------------------
       Pharmaceuticals--2.4%
       GlaxoSmithKline Plc (b)                    198,700             9,426,328
       ------------------------------------------------------------------------
       Road & Rail--1.6%
       Norfolk Southern Corp.                     165,500             6,158,255
       ------------------------------------------------------------------------
       Semiconductors & Semiconductor
       Equipment--8.4%
       Agere Systems, Inc. (c)                    574,550             6,429,234
       Applied Materials, Inc.                    287,500             5,307,250
       LSI Logic Corp. (c)(g)                   2,082,900            20,329,104
                                                                   ------------
                                                                     32,065,588
       ------------------------------------------------------------------------
       Software--6.9%
       BEA Systems, Inc. (c)                    1,129,500            10,233,270
       Borland Software Corp. (c)               1,372,300             9,208,133
       Parametric Technology Corp. (c)          1,028,100             7,093,890
                                                                   ------------
                                                                     26,535,293
       ------------------------------------------------------------------------
       Specialty Retail--4.7%
       Foot Locker, Inc.                          373,500             9,337,500
       The Gap, Inc.                              408,100             8,614,991
                                                                   ------------
                                                                     17,952,491
       ------------------------------------------------------------------------
       Total Earnings Turnaround                                    190,406,977
       ========================================================================

===============================================================================
Financial Restructuring--0.0%
-------------------------------------------------------------------------------
       Construction & Engineering--0.0%
       New Millennium Homes, LLC (d)(i)                 3                   750
       ------------------------------------------------------------------------
       Total Financial Restructuring                                        750
       ========================================================================

===============================================================================
Operational Restructuring--23.9%
-------------------------------------------------------------------------------
       Aerospace & Defense--2.0%
       Raytheon Co.                               190,600             7,496,298
       ------------------------------------------------------------------------
       Capital Markets--3.4%
       The Bank of New York Co., Inc.             428,100            13,176,918
       ------------------------------------------------------------------------
       Consumer Finance--1.0%
       MBNA Corp.                                 150,000             3,774,000
       ------------------------------------------------------------------------
       Diversified Financial
       Services--3.0%
       JPMorgan Chase & Co.                       329,840            11,590,578
       ------------------------------------------------------------------------
       Diversified Telecommunication
       Services--1.5%
       Sprint Corp.                               213,400             5,740,460
       ------------------------------------------------------------------------
       IT Services--2.6%
       Unisys Corp. (c)                         1,553,600            10,051,792
       ------------------------------------------------------------------------
       Industrial Conglomerates--3.7%
       Tyco International Ltd.                    470,000            14,320,900
       ------------------------------------------------------------------------


10      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005

Schedule of Investments (concluded)

                                                   Shares
       Industry*    Common Stocks                    Held             Value
===============================================================================
Operational Restructuring (concluded)
-------------------------------------------------------------------------------
       Media--5.7%
       Discovery Holding Co. (c)                  108,976          $  1,555,087
       Interpublic Group of Cos., Inc. (c)        667,400             8,342,500
       Time Warner, Inc.                          695,700            11,840,814
                                                                   ------------
                                                                     21,738,401
       ------------------------------------------------------------------------
       Thrifts & Mortgage Finance--1.0%
       Fannie Mae                                  65,200             3,642,072
       ------------------------------------------------------------------------
       Total Operational Restructuring                               91,531,419
       ========================================================================

===============================================================================
Price-to-Book--7.9%
-------------------------------------------------------------------------------
       Diversified Financial Services--0.9%
       Citigroup, Inc.                             83,700             3,640,950
       ------------------------------------------------------------------------
       Insurance--7.0%
       American International Group, Inc.         217,100            13,069,420
       The St. Paul Travelers Cos., Inc. (g)      308,245            13,568,945
                                                                   ------------
                                                                     26,638,365
       ------------------------------------------------------------------------
       Total Price-to-Book                                           30,279,315
       ========================================================================
       Total Common Stocks
       (Cost--$312,792,935)--97.3%                                  372,600,766
       ========================================================================

                    Preferred Stocks
===============================================================================
Financial Restructuring--0.0%
-------------------------------------------------------------------------------
       Construction & Engineering--0.0%
       New Millennium Homes, LLC (a)(d)(i)          5,414               135,350
       ------------------------------------------------------------------------
       Total Preferred Stocks
       (Cost--$395)--0.0%                                               135,350

                                                     Face
       Industry*    Corporate Bonds                Amount
===============================================================================
Financial Restructuring--0.8%
-------------------------------------------------------------------------------
       Construction & Engineering--0.8%
       New Millennium Homes, LLC,
       0% due 12/31/2007 (d)(f)(i)            $ 5,021,000             3,012,600
       ------------------------------------------------------------------------
       Total Corporate Bonds
       (Cost--$4,396,479)--0.8%                                       3,012,600
       ------------------------------------------------------------------------

                                               Beneficial
                    Other Interests (e)          Interest
===============================================================================
Financial Restructuring--0.0%
-------------------------------------------------------------------------------
       Oil, Gas & Consumable Fuels--0.0%
       WRT Energy Corp. (Litigation
         Trust Certificates)(i)               $ 1,981,437                     0
       ------------------------------------------------------------------------
       Total Other Interests
       (Cost--$202,416)--0.0%                                                 0
       ========================================================================

                    Short-Term Securities
===============================================================================
       Merrill Lynch Liquidity Series,
         LLC Cash Sweep Series I (j)            7,425,766             7,425,766
       Merrill Lynch Liquidity Series,
         LLC Money Market Series (h)(j)        43,918,500            43,918,500
-------------------------------------------------------------------------------
       Total Short-Term Securities
       (Cost--$51,344,266)--13.4%                                    51,344,266
===============================================================================
       Total Investments
       (Cost--$368,736,491**)--111.5%                               427,092,982

       Liabilities in Excess of Other Assets--(11.5%)               (44,021,761)
                                                                   ------------
       Net Assets--100.0%                                          $383,071,221
                                                                   ============
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
** The cost and unrealized appreciation (depreciation) of investments as of July 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................     $368,988,681
                                                                   ============
      Gross unrealized appreciation ..........................     $ 73,739,007
      Gross unrealized depreciation ..........................      (15,634,706)
                                                                   ------------
      Net unrealized appreciation ............................     $ 58,104,301
                                                                   ============

(a)   Convertible security.
(b)   Depositary receipts.
(c)   Non-income producing security.
(d) Non-income producing security; issuer filed for bankruptcy or is in default of interest/ dividend payments.
(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(f)   Represents a zero coupon bond.
(g)   Security, or a portion of security, is on loan.
(h)   Security was purchased with the cash proceeds from securities loans.
(i) Restricted securities as to resale, representing approximately 0.8% of net assets, were as follows:

      --------------------------------------------------------------------------
                                            Acquisition
      Issue                                    Dates         Cost        Value
      --------------------------------------------------------------------------
      New Millennium                         4/26/1996 -
       Homes, LLC                            8/29/1997    $2,891,337       $ 750
      New Millennium                         8/29/1997 -
       Homes, LLC (Preferred)                3/05/1999           395     135,350
      New Millennium Homes, LLC,             8/29/1997 -
       0% due 12/31/07                       3/05/1999     4,396,479   3,012,600
      WRT Energy Corp.
       (Litigation Trust Certificates)       7/10/1997       202,416           0
      --------------------------------------------------------------------------
      Totals                                              $7,490,627  $3,148,700
                                                          ======================

(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
      Affiliate                                 Net Activity     Interest Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                     $ (2,050,928)       $155,471
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                     $(22,808,050)       $ 13,630
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005         11

Statement of Assets and Liabilities

As of July 31, 2005
============================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (including securities loaned of $42,993,758)
                        (identified cost--$317,392,225) .................................                      $ 375,748,716
                       Investments in affiliated securities, at value
                        (identified cost--$51,344,266) ..................................                         51,344,266
                       Receivables:
                          Dividends .....................................................    $     623,330
                          Securities sold ...............................................          285,235
                          Capital shares sold ...........................................          166,508
                          Interest from affiliates ......................................           13,198
                          Securities lending ............................................            2,516         1,090,787
                                                                                             -------------
                       Prepaid expenses .................................................                             25,576
                                                                                                               -------------
                       Total assets .....................................................                        428,209,345
                                                                                                               -------------
============================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value ........................                         43,918,500
                       Payables:
                          Capital shares redeemed .......................................          719,530
                          Investment adviser ............................................          217,121
                          Other affiliates ..............................................           85,567
                          Distributor ...................................................           84,955
                          Securities purchased ..........................................           58,810         1,165,983
                                                                                             -------------
                       Accrued expenses .................................................                             53,641
                                                                                                               -------------
                       Total liabilities ................................................                         45,138,124
                                                                                                               -------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Net assets .......................................................                      $ 383,071,221
                                                                                                               =============
============================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized ...............................................                      $     961,242
                       Class B Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized ...............................................                            326,282
                       Class C Shares of Common Stock, $.10 par value, 50,000,000
                        shares authorized ...............................................                            247,049
                       Class I Shares of Common Stock, $.10 par value, 50,000,000
                        shares authorized ...............................................                          1,212,997
                       Class R Shares of Common Stock, $.10 par value, 100,000,000
                        shares authorized ...............................................                              3,873
                       Paid-in capital in excess of par .................................                        314,949,738
                       Undistributed investment income--net .............................    $     854,255
                       Undistributed realized capital gain--net .........................        6,159,294
                       Unrealized appreciation--net .....................................       58,356,491
                                                                                             -------------
                       Total accumulated earnings--net ..................................                         65,370,040
                                                                                                               -------------
                       Net Assets .......................................................                      $ 383,071,221
                                                                                                               =============
============================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $135,695,532 and 9,612,418
                        shares outstanding ..............................................                      $       14.12
                                                                                                               =============
                       Class B--Based on net assets of $42,351,215 and 3,262,822
                        shares outstanding ..............................................                      $       12.98
                                                                                                               =============
                       Class C--Based on net assets of $31,390,688 and 2,470,488
                        shares outstanding ..............................................                      $       12.71
                                                                                                               =============
                       Class I--Based on net assets of $173,121,270 and 12,129,967
                        shares outstanding ..............................................                      $       14.27
                                                                                                               =============
                       Class R--Based on net assets of $512,516 and 38,727
                        shares outstanding ..............................................                      $       13.23
                                                                                                               =============

      See Notes to Financial Statements.


12      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005

Statement of Operations

For the Year Ended July 31, 2005
============================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $31,961 foreign withholding tax) ...............                      $   5,830,306
                       Interest from affiliates .........................................                            155,471
                       Securities lending--net ..........................................                             13,630
                                                                                                               -------------
                       Total income .....................................................                          5,999,407
                                                                                                               -------------
============================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .........................................    $   3,916,183
                       Account maintenance and distribution fees--Class B ...............          504,016
                       Account maintenance fees--Class A ................................          340,666
                       Account maintenance and distribution fees--Class C ...............          332,900
                       Transfer agent fees--Class I .....................................          239,187
                       Transfer agent fees--Class A .....................................          190,354
                       Accounting services ..............................................          170,476
                       Transfer agent fees--Class B .....................................           81,114
                       Professional fees ................................................           66,888
                       Printing and shareholder reports .................................           61,568
                       Transfer agent fees--Class C .....................................           55,436
                       Custodian fees ...................................................           53,653
                       Registration fees ................................................           52,129
                       Directors' fees and expenses .....................................           21,611
                       Account maintenance and distribution fees--Class R ...............            1,994
                       Pricing fees .....................................................            1,063
                       Transfer agent fees--Class R .....................................              556
                       Other ............................................................           38,254
                                                                                             -------------
                       Total expenses before waiver .....................................        6,128,048
                       Waiver of expenses ...............................................         (979,046)
                                                                                             -------------
                       Total expenses after waiver ......................................                          5,149,002
                                                                                                               -------------
                       Investment income--net ...........................................                            850,405
                                                                                                               -------------
============================================================================================================================
Realized & Unrealized Gain--Net
----------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net ................................                         45,789,886
                       Change in unrealized appreciation on investments--net ............                         15,033,515
                                                                                                               -------------
                       Total realized and unrealized gain--net ..........................                         60,823,401
                                                                                                               -------------
                       Net Increase in Net Assets Resulting from Operations .............                      $  61,673,806
                                                                                                               =============

      See Notes to Financial Statements.


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005         13

Statements of Changes in Net Assets

                                                                                                   For the Year Ended
                                                                                                         July 31,
                                                                                             -------------------------------
                                                                                                  2005             2004
Increase (Decrease) in Net Assets:                                                           -------------------------------
============================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------
                       Investment income (loss)--net ....................................    $     850,405     $     (29,746)
                       Realized gain--net ...............................................       45,789,886        44,470,394
                       Change in unrealized appreciation--net ...........................       15,033,515        19,365,944
                                                                                             -------------------------------
                       Net increase in net assets resulting from operations .............       61,673,806        63,806,592
                                                                                             -------------------------------
============================================================================================================================
Capital Share Transactions
----------------------------------------------------------------------------------------------------------------------------
                       Net decrease in net assets derived from capital share transactions      (79,694,215)      (43,505,395)
                                                                                             -------------------------------
============================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ..........................      (18,020,409)       20,301,197
                       Beginning of year ................................................      401,091,630       380,790,433
                                                                                             -------------------------------
                       End of year* .....................................................    $ 383,071,221     $ 401,091,630
                                                                                             ===============================
                          * Undistributed investment income--net ........................    $     854,255                --
                                                                                             ===============================

      See Notes to Financial Statements.


14      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005

Financial Highlights

                                                                                          Class A
                                                            ---------------------------------------------------------------------
                                                                                 For the Year Ended July 31,
The following per share data and ratios have been derived   ---------------------------------------------------------------------
from information provided in the financial statements.        2005           2004           2003            2002            2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....   $ 12.06        $ 10.30        $  8.58         $ 12.01         $ 13.86
                                                            ---------------------------------------------------------------------
                 Investment income(loss)--net** .........       .04            .01           (.02)           (.01)            .05
                 Realized and unrealized gain (loss)--net      2.02           1.75           1.74           (2.70)            .94
                                                            ---------------------------------------------------------------------
                 Total from investment operations .......      2.06           1.76           1.72           (2.71)            .99
                                                            ---------------------------------------------------------------------
                 Less dividends and distributions:
                    Investment income--net ..............        --             --             --              --            (.05)
                    In excess of investment income--net .        --             --             --              --            (.04)
                    Realized gain--net ..................        --             --             --            (.72)          (2.75)
                                                            ---------------------------------------------------------------------
                 Total dividends and distributions ......        --             --             --            (.72)          (2.84)
                                                            ---------------------------------------------------------------------
                 Net asset value, end of year ...........   $ 14.12        $ 12.06        $ 10.30         $  8.58         $ 12.01
                                                            =====================================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....     17.08%         17.09%         20.05%         (23.06%)          7.73%
                                                            =====================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of waiver ................      1.26%          1.34%          1.42%           1.41%           1.49%
                                                            =====================================================================
                 Expenses ...............................      1.51%          1.51%          1.57%           1.54%           1.49%
                                                            =====================================================================
                 Investment income (loss)--net ..........       .27%           .08%          (.23%)          (.12%)           .45%
                                                            =====================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .   $135,696       $136,688       $120,193        $109,033        $119,272
                                                            =====================================================================
                 Portfolio turnover .....................     72.41%         91.79%         54.67%         123.59%         112.13%
                                                            =====================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005         15

                                                                                          Class B
                                                            ---------------------------------------------------------------------
                                                                                 For the Year Ended July 31,
The following per share data and ratios have been derived   ---------------------------------------------------------------------
from information provided in the financial statements.        2005           2004           2003            2002            2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....   $ 11.17        $  9.62        $  8.07         $ 11.36         $ 13.23
                                                            ---------------------------------------------------------------------
                 Investment loss--net** .................      (.06)          (.08)          (.09)           (.09)           (.03)
                 Realized and unrealized gain (loss)--net      1.87           1.63           1.64           (2.54)            .89
                                                            ---------------------------------------------------------------------
                 Total from investment operations .......      1.81           1.55           1.55           (2.63)            .86
                                                            ---------------------------------------------------------------------
                 Less dividends and distributions:
                  Investment income--net ................        --             --             --              --            (.01)
                  In excess of investment income--net ...        --             --             --              --            (.01)
                  Realized gain--net ....................        --             --             --            (.66)          (2.71)
                                                            ---------------------------------------------------------------------
                 Total dividends and distributions ......        --             --             --            (.66)          (2.73)
                                                            ---------------------------------------------------------------------
                 Net asset value, end of year ...........   $ 12.98        $ 11.17        $  9.62         $  8.07         $ 11.36
                                                            =====================================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....     16.20%         16.11%         19.21%         (23.69%)          6.91%
                                                            =====================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of waiver ................      2.03%          2.11%          2.20%           2.18%           2.26%
                                                            =====================================================================
                 Expenses ...............................      2.28%          2.27%          2.35%           2.30%           2.26%
                                                            =====================================================================
                 Investment loss--net ...................      (.50%)         (.70%)        (1.02%)          (.89%)          (.27%)
                                                            =====================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .   $42,351        $57,812        $67,382         $79,617         $132,202
                                                            =====================================================================
                 Portfolio turnover .....................     72.41%         91.79%         54.67%         123.59%         112.13%
                                                            =====================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


16      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005

                                                                                          Class C
                                                            ---------------------------------------------------------------------
                                                                                 For the Year Ended July 31,
The following per share data and ratios have been derived   ---------------------------------------------------------------------
from information provided in the financial statements.        2005           2004           2003            2002            2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....   $ 10.94        $  9.42        $  7.90         $ 11.17         $ 13.07
                                                            ---------------------------------------------------------------------
                 Investment loss--net** .................      (.06)          (.08)          (.08)           (.09)           (.04)
                 Realized and unrealized gain (loss)--net      1.83           1.60           1.60           (2.50)            .88
                                                            ---------------------------------------------------------------------
                 Total from investment operations .......      1.77           1.52           1.52           (2.59)            .84
                                                            ---------------------------------------------------------------------
                 Less dividends and distributions:
                    Investment income--net ..............        --             --             --              --            (.02)
                    In excess of investment income--net .        --             --             --              --            (.01)
                    Realized gain--net ..................        --             --             --            (.68)          (2.71)
                                                            ---------------------------------------------------------------------
                 Total dividends and distributions ......        --             --             --            (.68)          (2.74)
                                                            ---------------------------------------------------------------------
                 Net asset value, end of year ...........   $ 12.71        $ 10.94        $  9.42         $  7.90         $ 11.17
                                                            =====================================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....     16.18%         16.14%         19.24%         (23.73%)          6.90%
                                                            =====================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of waiver ................      2.04%          2.12%          2.21%           2.19%           2.27%
                                                            =====================================================================
                 Expenses ...............................      2.29%          2.28%          2.36%           2.32%           2.27%
                                                            =====================================================================
                 Investment loss--net ...................      (.50%)         (.70%)        (1.02%)          (.88%)          (.39%)
                                                            =====================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .   $31,391        $34,179        $31,492         $31,763         $16,776
                                                            =====================================================================
                 Portfolio turnover .....................     72.41%         91.79%         54.67%         123.59%         112.13%
                                                            =====================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005         17

                                                                                          Class I
                                                            ---------------------------------------------------------------------
                                                                                 For the Year Ended July 31,
The following per share data and ratios have been derived   ---------------------------------------------------------------------
from information provided in the financial statements.        2005           2004           2003            2002            2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....   $ 12.16        $ 10.36        $  8.60         $ 12.04         $ 13.89
                                                            ---------------------------------------------------------------------
                 Investment income--net** ...............       .07            .04             --+            .01             .09
                 Realized and unrealized gain (loss)--net      2.04           1.76           1.76           (2.71)            .93
                                                            ---------------------------------------------------------------------
                 Total from investment operations .......      2.11           1.80           1.76           (2.70)           1.02
                                                            ---------------------------------------------------------------------
                 Less dividends and distributions:
                    Investment income--net ..............        --             --             --              --            (.06)
                    In excess of investment income--net .        --             --             --              --            (.05)
                    Realized gain--net ..................        --             --             --            (.74)          (2.76)
                                                            ---------------------------------------------------------------------
                 Total dividends and distributions ......        --             --             --            (.74)          (2.87)
                                                            ---------------------------------------------------------------------
                 Net asset value, end of year ...........   $ 14.27        $ 12.16        $ 10.36         $  8.60         $ 12.04
                                                            =====================================================================
=================================================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....     17.35%         17.37%         20.47%         (22.95%)          8.00%
                                                            =====================================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                 Expenses, net of waiver ................      1.01%          1.09%          1.17%           1.16%           1.24%
                                                            =====================================================================
                 Expenses ...............................      1.26%          1.26%          1.32%           1.28%           1.24%
                                                            =====================================================================
                 Investment income--net .................       .52%           .33%           .02%            .14%            .74%
                                                            =====================================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                 Net assets, end of year (in thousands) .   $173,121       $172,024       $161,723        $154,734        $192,820
                                                            =====================================================================
                 Portfolio turnover .....................     72.41%         91.79%         54.67%         123.59%         112.13%
                                                            =====================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.


18      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005

Financial Highlights (concluded)

                                                                                     Class R
                                                            ---------------------------------------------------------
                                                                     For the Year Ended              For the Period
                                                                           July 31,                 January 3, 2003+
The following per share data and ratios have been derived   -----------------------------------        to July 31,
from information provided in the financial statements.            2005                 2004               2003
=====================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of period ...   $        11.33       $         9.71        $         8.67
                                                            ---------------------------------------------------------
                 Investment income (loss)--net*** .......               --@@@                --@@                 .04
                 Realized and unrealized gain--net ......             1.90                 1.62                  1.00
                                                            ---------------------------------------------------------
                 Total from investment operations .......             1.90                 1.62                  1.04
                                                            ---------------------------------------------------------
                 Net asset value, end of period .........   $        13.23       $        11.33        $         9.71
                                                            =========================================================
=====================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....            16.77%               16.68%              12.00%@
                                                            =========================================================
=====================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------
                 Expenses, net of waiver ................             1.51%                1.57%                 1.67%*
                                                            =========================================================
                 Expenses ...............................             1.76%                1.75%                 1.82%*
                                                            =========================================================
                 Investment income (loss)--net ..........              .03%                (.05%)                (.27%)*
                                                            =========================================================
=====================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------
                 Net assets, end of period (in thousands)   $          513       $          389        $           --++
                                                            =========================================================
                 Portfolio turnover .....................            72.41%               91.79%                54.67%
                                                            =========================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
++    Amount is less than $1,000.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.
@@@   Amount is less than $.01 per share.

      See Notes to Financial Statements.


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005         19

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Focus Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued by quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


20      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,850 has been reclassified between paid-in capital in excess of par and undistributed net investment income as a result of permanent differences attributable to nondeductible expenses. This reclassification has no effect on net assets or net asset values per share.


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005         21

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 1.00% of the average daily value of the Fund's net assets. FAM has contractually agreed to waive .25% of its fee resulting in an annual fee equal to .75% of the average daily value of the Fund's net assets. The contract is effective through November 30, 2005 and is automatically renewable year to year thereafter unless terminated by the Fund. For the year ended July 31, 2005, FAM earned fees of $3,916,183, of which $979,046 was waived. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                 Account            Distribution
                                             Maintenance Fee            Fee
--------------------------------------------------------------------------------
Class A .................................          .25%                  --
Class B .................................          .25%                 .75%
Class C .................................          .25%                 .75%
Class R .................................          .25%                 .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended July 31, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                          FAMD           MLPF&S
--------------------------------------------------------------------------------
Class A ............................................     $5,872          $12,220
Class I ............................................     $  116          $ 1,420
--------------------------------------------------------------------------------

For the year ended July 31, 2005, MLPF&S received contingent deferred sales charges of $68,141 and $1,479 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $134 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. As of July 31, 2005, the Fund lent securities with a value of $660,300 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended July 31, 2005, MLIM, LLC received $5,893 in securities lending agent fees.

For the year ended July 31, 2005, the Fund reimbursed FAM $8,991 for certain accounting services.


22      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005

In addition, MLPF&S received $187,452 in commissions on the execution of portfolio security transactions for the Fund for the year ended July 31, 2005.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2005 were $279,334,426 and $355,319,157, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $79,694,215 and $43,505,395 for the years ended July 31, 2005 and July 31, 2004, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2005                                  Shares           Amount
--------------------------------------------------------------------------------
Shares sold ...................................       879,523      $ 11,215,439
Automatic conversion of shares ................       710,053         9,250,011
                                                 ------------------------------
Total issued ..................................     1,589,576        20,465,450
Shares redeemed ...............................    (3,314,777)      (42,874,220)
                                                 ------------------------------
Net decrease ..................................    (1,725,201)     $(22,408,770)
                                                 ==============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended July 31, 2004                                  Shares           Amount
--------------------------------------------------------------------------------
Shares sold ...................................       716,143      $  8,534,193
Automatic conversion of shares ................     1,073,783        12,779,849
                                                 ------------------------------
Total issued ..................................     1,789,926        21,314,042
Shares redeemed ...............................    (2,121,354)      (25,217,807)
                                                 ------------------------------
Net decrease ..................................      (331,428)     $ (3,903,765)
                                                 ==============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2005                                  Shares           Amount
--------------------------------------------------------------------------------
Shares sold ...................................       363,699      $  4,363,728
                                                 ------------------------------
Shares redeemed ...............................    (1,507,186)      (18,232,206)
Automatic conversion of shares ................      (768,892)       (9,250,011)
                                                 ------------------------------
Total redeemed ................................    (2,276,078)      (27,482,217)
                                                 ------------------------------
Net decrease ..................................    (1,912,379)     $(23,118,489)
                                                 ==============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended July 31, 2004                                  Shares           Amount
--------------------------------------------------------------------------------
Shares sold ...................................       798,733      $  8,796,123
                                                 ------------------------------
Shares redeemed ...............................    (1,474,994)      (16,377,636)
Automatic conversion of shares ................    (1,154,991)      (12,779,849)
                                                 ------------------------------
Total redeemed ................................    (2,629,985)      (29,157,485)
                                                 ------------------------------
Net decrease ..................................    (1,831,252)     $(20,361,362)
                                                 ==============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2005                                  Shares           Amount
--------------------------------------------------------------------------------
Shares sold ...................................       169,605      $  1,993,818
Shares redeemed ...............................      (824,482)       (9,753,302)
                                                 ------------------------------
Net decrease ..................................      (654,877)     $ (7,759,484)
                                                 ==============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended July 31, 2004                                  Shares           Amount
--------------------------------------------------------------------------------
Shares sold ...................................       425,220      $  4,605,702
Shares redeemed ...............................      (644,419)       (6,947,219)
                                                 ------------------------------
Net decrease ..................................      (219,199)     $ (2,341,517)
                                                 ==============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended July 31, 2005                                  Shares           Amount
--------------------------------------------------------------------------------
Shares sold ...................................       969,812      $ 12,793,522
Shares redeemed ...............................    (2,988,326)      (39,257,348)
                                                 ------------------------------
Net decrease ..................................    (2,018,514)     $(26,463,826)
                                                 ==============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended July 31, 2004                                  Shares           Amount
--------------------------------------------------------------------------------
Shares sold ...................................     1,628,933      $ 19,598,346
Shares redeemed ...............................    (3,087,919)      (36,904,286)
                                                 ------------------------------
Net decrease ..................................    (1,458,986)     $(17,305,940)
                                                 ==============================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended July 31, 2005                                  Shares           Amount
--------------------------------------------------------------------------------
Shares sold ...................................        21,540       $   269,290
Shares redeemed ...............................       (17,181)         (212,936)
                                                 ------------------------------
Net increase ..................................         4,359       $    56,354
                                                 ==============================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended July 31, 2004                                  Shares           Amount
--------------------------------------------------------------------------------
Shares sold ...................................        48,440      $    570,646
Shares redeemed ...............................       (14,083)         (163,457)
                                                 ------------------------------
Net increase ..................................        34,357      $    407,189
                                                 ==============================


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005         23

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended July 31, 2005.

6. Distributions to Shareholders:

As of July 31, 2005, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net ...........................     $   854,255
Undistributed long-term capital gains--net ...................       6,411,484
                                                                   -----------
Total undistributed earnings--net ............................       7,265,739
Capital loss carryforward ....................................              --
Unrealized gains--net ........................................      58,104,301*
                                                                   -----------
Total accumulated earnings--net ..............................     $65,370,040
                                                                   ===========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.


24      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Merrill Lynch Focus Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Focus Value Fund, Inc. as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Focus Value Fund, Inc. as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 19, 2005


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005         25

Disclosure of Investment Advisory Agreement

Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Co-chairmen of the Board are also independent directors. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.


26      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005

Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in February 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, and the sub-adviser. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Fund's performance after fees and expenses ranked in the third quartile for the one- and three-year periods ended December 31, 2004, and in the second quartile for the five-year period ended December 31, 2004. Considering these factors, the Board concluded that the services provided supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviewed the Fund's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio managers and noted that Mr. Martorelli and Mr. Rendino are the Fund's co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Martorelli has more than eighteen years experience in portfolio management and Mr. Rendino has more than twelve years experience in portfolio management. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses -- The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compared the Fund's total expenses to those of other comparable funds. The Board considered the services provided and fees charged by the Investment Adviser to other types of clients, such as offshore funds, with similar investment mandates, and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Fund. The Board noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but believed that less extensive services were being provided to such clients. While the Fund's contractual and actual management fee rates were higher than the median fees charged by comparable funds, the Fund's actual total expenses were lower than the median expenses of comparable funds. The Board also considered that following discussions with the Investment Adviser about the level of management fees, the Investment Adviser agreed to waive 0.25% of the fee, effective June 1, 2004, resulting in an annual fee equal to 0.75%, which was the median of the contractual management fees of the comparable Lipper group of funds. The Board has concluded that the Fund's management fee and fee rate (including fee waivers) and overall expense ratio are reasonable compared to those of other comparable funds.

Profitability -- The Board considered the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits in relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded the Investment Adviser's profits are reasonable in relation to the nature and quality of services provided.


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005         27

Disclosure of Investment Advisory Agreement (concluded)

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. While the Board concluded that it did not believe that the Fund's assets have reached a level where such economies are effectively available, the Board will continue to seek information relating to economies of scale.

Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


28      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   130 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         178 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 50                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the
              Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
              Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     2002 to  Director, The China Business Group, Inc. since        39 Funds        None
Bodurtha**  Princeton, NJ               present  1996 and Executive Vice President thereof from        59 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 61                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director     2005 to  Professor, Harvard University from 1992 to 2005;      39 Funds        None
Froot       Princeton, NJ               present  Professor, Massachusetts Institute of Technology      59 Portfolios
            08543-9095                           from 1986 to 1992.
            Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director     1994 to  Member of the Committee of Investment of              39 Funds        Kimco Realty
Grills**    Princeton, NJ               present  Employee Benefit Assets of the Association of         59 Portfolios   Corporation
            08543-9095                           Financial Professionals ("CIEBA") since 1986;
            Age: 70                              Member of CIEBA's Executive Committee since
                                                 1988 and its Chairman from 1991 to 1992;
                                                 Assistant Treasurer of International Business
                                                 Machines Corporation ("IBM") and Chief
                                                 Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment
                                                 Advisory Committee of the State of New York
                                                 Common Retirement Fund since 1989; Member
                                                 of the Investment Advisory Committee of the
                                                 Howard Hughes Medical Institute from 1997 to
                                                 2000; Director, Duke University Management
                                                 Company from 1992 to 2004, Vice Chairman
                                                 thereof from 1998 to 2004 and Director Emeritus
                                                 thereof since 2004; Director, LaSalle Street Fund
                                                 from 1995 to 2001; Director, Kimco Realty
                                                 Corporation since 1997; Member of the Investment
                                                 Advisory Committee of the Virginia Retirement
                                                 System since 1998 and Vice Chairman thereof from
                                                 2002 to 2005 and Chairman thereof since 2005;
                                                 Director, Montpelier Foundation since 1998 and its
                                                 Vice Chairman thereof since 2000; Member of the
                                                 Investment Committee of the Woodberry Forest
                                                 School since 2000; Member of the Investment
                                                 Committee of the National Trust for Historic
                                                 Preservation since 2000.


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005         29

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     2002 to  John M. Olin Professor of Humanities, New York        39 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     59 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997
            Age: 66                              and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &       39 Funds        None
Cooper      Princeton, NJ               present  Sisk, P.A. since 1993; President, American Bar        59 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 62                              the Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director, ECMC Group
                                                 (service provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo)
                                                 from 1975 to 1976; Vice President, American Law
                                                 Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     1996 to  Principal of STI Management (investment adviser)      39 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon               59 Portfolios
Jr.         08543-9095                           Brothers Asset Management from 1992 to 1995;
            Age: 68                              Chairman of Salomon Brothers Equity Mutual Funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee,
                                                 Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     1984 to  Chairman of Fernwood Advisors, Inc. (investment       40 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   60 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of
            Age: 71                              R.P.P. Corporation (manufacturing company) since
                                                 1978; Director of International Mobile
                                                 Communications, Incorporated (telecommunications)
                                                 since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            *  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            ** Co-Chairman of the Board and the Audit Committee.


30      MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer    1999 to  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 present  to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert J.   P.O. Box 9011  Vice         1986 to  Managing Director of MLIM since 2000; First Vice President of MLIM from 1997
Martorelli  Princeton, NJ  President    present  to 2000.
            08543-9011
            Age: 48
------------------------------------------------------------------------------------------------------------------------------------
Kevin M.    P.O. Box 9011  Vice         2002 to  Managing Director of MLIM since 2000; First Vice President of MLIM from 1997
Rendino     Princeton, NJ  President    present  to 2000.
            08543-9011
            Age: 38
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 53                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

JPMorgan Chase Bank, N.A.
3 Chase Metrotech Center
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


        MERRILL LYNCH FOCUS VALUE FUND, INC.            JULY 31, 2005         31

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Focus Value Fund, Inc.
Box 9011
Princeton, NJ
08543
                                                                  #10263 -- 7/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -            Fiscal Year Ending July 31, 2005 - $39,000
                                     Fiscal Year Ending July 31, 2004 - $37,000

         (b) Audit-Related Fees -    Fiscal Year Ending July 31, 2005 - $0
                                     Fiscal Year Ending July 31, 2004 - $0

         (c) Tax Fees -              Fiscal Year Ending July 31, 2005 - $5,700
                                     Fiscal Year Ending July 31, 2004 - $5,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -        Fiscal Year Ending July 31, 2005 - $0
                                     Fiscal Year Ending July 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending July 31, 2005 - $7,926,666
             Fiscal Year Ending July 31, 2004 - $15,735,706

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Focus Value Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Focus Value Fund, Inc.

Date: September 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Focus Value Fund, Inc.

Date: September 23, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Focus Value Fund, Inc.

Date: September 23, 2005